UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

Roundy’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35422	27-2337996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

(Address of principal executive offices, including zip code)

(414) 231-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On November 10, 2015, Roundy’s, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Kroger Co., an Ohio corporation (“Parent”), and KS Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”), pursuant to which, among other things, Parent has agreed to make a cash tender offer (the “Offer”) to purchase any and all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a purchase price of $3.60 per Share in cash (the “Offer Price”).

The Offer is to commence as promptly as practicable (but in no event earlier than five (5) business days, nor later than seven (7) business days, after the date following the date of the Merger Agreement). Unless the Offer is extended in accordance with the Merger Agreement, the Offer will expire at 11:59 p.m., New York Time, on the date that is twenty (20) business days after the date the Offer is first commenced.

Completion of the Offer is subject to several conditions, including (i) that at least a majority of the Shares then outstanding (determined on a fully diluted basis) be validly tendered and not validly withdrawn prior to the expiration of the Offer; (ii) the expiration or termination of any applicable waiting period relating to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (iii) the absence of a material adverse effect on the Company; and (iv) certain other customary conditions. There is no financing condition to the obligations to consummate the Offer.

Following the consummation of the Offer and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement and in accordance with the relevant provisions of the Delaware General Corporation Law (the “DGCL”) and other applicable laws, Acquisition Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent, at which time each outstanding Share (other than Shares owned by Parent, Acquisition Sub or the Company, or any of wholly owned subsidiaries of Parent (other than Acquisition Sub) or the Company, or Shares with respect to which appraisal rights are properly exercised under Delaware law) will be converted into the right to receive an amount in cash equal to the Offer Price, without interest.

The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the DGCL, which permits completion of the Merger upon the collective ownership by Parent and Acquisition Sub of one share more than 50% of the number of Shares that are then issued and outstanding, and if the Merger is so effected pursuant to Section 251(h) of the DGCL, no stockholder vote will be required to consummate the Merger.

In the event that Parent purchases Shares in the Offer but a determination is made that it is ineligible to use Section 251(h) of the DGCL, the Company has granted to Parent an option (the “Top-Up Option”) to purchase from the Company up to the number of then-available authorized and unissued shares of the Company’s common stock at the Offer Price per share. If Parent and Acquisition Sub collectively acquire at least one share more than 90% of the issued and outstanding shares of Company common stock, whether as a result of the Top-Up Option or otherwise, the parties have agreed to take all necessary and appropriate actions to cause the Merger to become effective as soon as practicable after such acquisition, without a meeting of the stockholders of the Company, through the “short form” procedures available under Section 253 of the DGCL.

Under the terms of the Merger Agreement, each Company restricted stock unit outstanding at the effective time of the Merger, whether vested or unvested, will be cancelled and converted into the right to receive (without interest) an amount in cash, equal to the product of the Offer Price and the number of Shares subject to the cancelled restricted stock unit (with the number of Shares subject to each outstanding restricted stock unit being subject to performance-based vesting criteria being determined based on target level of achievement of applicable performance goals if applicable) immediately prior to the effective time of the Merger.

Parent and the Company have made customary representations, warranties and covenants in the Merger Agreement, including covenants (i) to as soon as practicable, effect all registrations, filings and submissions required pursuant to the HSR Act and any other required governmental approvals, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws; and (ii) to use reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement in the most expeditious manner practicable. The Company has agreed to use commercially reasonable efforts to carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, including not taking certain specified actions, prior to consummation of the Merger. The Company also agreed to cooperate as is reasonably necessary to assist Parent in commencing the Offer, including providing all information necessary to be included in the documentation for the Offer. The Company has agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) a Solicitation/Recommendation Statement on Schedule 14D-9 on the same date as the filing of a Schedule TO by Parent and Acquisition Sub.

The Merger Agreement contains a thirty (30) day go-shop period, which commences on the date of the Merger Agreement and ends on December 10, 2015 (the “Go-Shop Period”). Following the Go-Shop Period, the Company is subject to standard exclusivity and non-solicitation covenants, subject to customary exceptions that would permit the Company to respond to a bona fide, written and unsolicited offer that either constitutes or is reasonably expected to constitute a proposal that the Company Board shall have determined in good faith (after consultation with its financial advisor and outside legal counsel), taking into account reasonably available information (including relevant legal, financial and regulatory aspects of such proposal) and the likelihood of consummation of the transaction contemplated by such proposal, is more favorable, from a financial point of view, to the holders of Shares than the Offer and the Merger, after taking into account any and all adjustments to the terms and conditions made by Parent pursuant to the Merger Agreement to modify the terms of the Merger Agreement, taking into account at the time of determination all relevant circumstances including various legal, financial and regulatory aspects of such proposal, all the terms and conditions of such proposal and the Merger Agreement, the identity of the person making such proposal, and the anticipated timing, conditions and the ability of the person making such proposal to consummate the transactions contemplated by such proposal (a “Superior Proposal”), if the Board determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that a failure to do so would reasonably be expected to be inconsistent with the Board’s fiduciary duties. The Board may change its recommendation in favor of the Offer and the Merger and terminate the Merger Agreement in order to enter into a definitive agreement for such Superior Proposal if the Board determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that a failure to do so would reasonably be expected to be inconsistent with the Board’s fiduciary duties; provided, that prior to such change in recommendation or termination, Parent has the right to propose adjustments to the terms and conditions of the Merger Agreement so that such Superior Proposal ceases to constitute a Superior Proposal. If the Company terminates the Merger Agreement to enter into an agreement for a Superior Proposal that was submitted during the Go-Shop Period, the Company would be required to pay to a designee of Parent an $8.0 million termination fee. If the Company terminates the Merger Agreement to enter into an agreement for a Superior Proposal that was submitted after the expiration of the Go-Shop Period, or certain other terminations, the Company would be required to pay to a designee of Parent a $20.0 million termination fee.

Tender and Support Agreement

Concurrently with the execution of the Merger Agreement, Willis Stein & Partners III Sub, L.P., Wills Stein & Partners Dutch III-A Sub, L.P., Wills Stein & Partners Dutch III-B Sub, L.P., and Willis Stein & Partners III-C Sub, L.P. (collectively, the “Willis Stein Funds”), stockholders of the Company, entered into a Tender and Support Agreement (the “Support Agreement”) with Parent and Acquisition Sub, pursuant to which, among other things, they agreed to tender all of their Shares in the Offer and take certain other actions in furtherance of the Merger. The Support Agreement will terminate automatically upon (i) the effective time of the Merger, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) the acquisition by Parent of all of the Shares owned by the Wills Stein Funds or (iv) any modification or amendment to the Merger Agreement that adversely effects the consideration payable to the Company’s stockholders.

The foregoing descriptions of the Merger Agreement and the Support Agreement do not purport to be complete and are qualified in their entirety by reference to Merger Agreement and the Support Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2015 the Company issued a press release announcing certain financial results for the three months ended October 3, 2015. The foregoing description is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated into this report by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure.

On November 11, 2015, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement described above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Additional Information and Where to Find It

The Offer has not yet commenced. This communication is not an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy Shares will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Parent, intends to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. The Company and Parent intend to mail these documents to the Company’s stockholders. In addition, once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and related materials with respect to the Offer and the Merger free of charge at the SEC’s website at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investor Relations” section of the Company’s website at www.roundys.com. Investors are advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company and any amendments thereto, as well as any other documents relating to the Offer and the Merger that are filed with the SEC, carefully and in their entirety prior to making any decision with respect to the Offer because they contain important information, including the terms and conditions of the Offer.

Forward-Looking Statements

This communication contains forward-looking statements about the Company’s future performance, which are based on management’s assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements including, but not limited to: competitive practices and pricing in the food industry generally and particularly in the Company’s principal markets; employee relationships and the terms of future collective bargaining agreements; the costs and other effects of legal and administrative cases and proceedings; the nature and extent of continued consolidation in the food industry; changes in the financial markets which may affect the cost of capital and our ability to access capital; supply or quality control problems with vendors; and changes in economic conditions which affect the buying patterns of customers. Additional factors that could cause actual results to differ materially from such statements are discussed in the Company’s periodic reports and filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 10, 2015, by and among The Kroger Co., KS Merger Sub Inc., and Roundy’s, Inc.*

10.1	Tender and Support Agreement, dated as of November 10, 2015, by and among The Kroger Co., KS Merger Sub Inc., Willis Stein & Partners III Sub, L.P., Wills Stein & Partners Dutch III-A Sub, L.P., Wills Stein & Partners Dutch III-B Sub, L.P., and Willis Stein & Partners III-C Sub, L.P.

99.1	Press release, dated as of November 11, 2015, regarding the Merger Agreement.

99.2	Press release, dated as of November 11, 2015, regarding financial results for the three months ended October 3, 2015.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUNDY’S, INC.

Date: November 12, 2015	/s/ Edward G. Kitz

	Name:	Edward G. Kitz
	Title:	Group Vice President — Legal, Risk and Treasury and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 10, 2015, by and among The Kroger Co., KS Merger Sub Inc., and Roundy’s, Inc.*

10.1	Tender and Support Agreement, dated as of November 10, 2015, by and among The Kroger Co., KS Merger Sub Inc., Willis Stein & Partners III Sub, L.P., Wills Stein & Partners Dutch III-A Sub, L.P., Wills Stein & Partners Dutch III-B Sub, L.P., and Willis Stein & Partners III-C Sub, L.P.

99.1	Press release, dated as of November 11, 2015, regarding the Merger Agreement.

99.2	Press release, dated as of November 11, 2015, regarding financial results for the three months ended October 3, 2015.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.